Exhibit 99.1
N E W S R E L E A S E

MEDIA CONTACT
Amy Baker
VP, Corporate Communications and Marketing
MVB Bank
abaker@mvbbanking.com
(844) 682-2265

INVESTOR RELATIONS
Marcie Lipscomb
mlipscomb@mvbbanking.com
(844) 682-2265

MVB Financial Corp. Names Vic Maculaitis as Director

(FAIRMONT, W.Va.) February 28, 2025 – The Board of Directors of MVB Financial Corp. (“MVBF” or “MVB Financial”) (Nasdaq: MVBF) has announced the appointment of Vic Maculaitis as a Member of the Board.

“With more than 20 years of professional experience as an industry leader, entrepreneur and business operator with niche experience in the Financial Crime Risk and Compliance industry, Vic’s expertise will be an asset to the Board as MVB continues to execute our strategic plan,” said W. Marston “Marty” Becker, Chairman, MVBF Board of Directors.

Maculaitis is the Founder and Managing Partner of i3strategies®, a leading market research and strategy consultant with global clients across private equity/venture capital, professional services/tech and finance.

Maculaitis’s career began with the U.S. Government in 2002. Upon moving to the private sector, Maculaitis, at 28, was recruited into his first board-appointed BSA/AML Officer role at a $20 billion bank holding company in Chicago. He subsequently held management roles at Zions Bancorporation, First Republic Bank and Banc of California.

Over the last decade, Maculaitis has founded and built successful services and technology businesses focused on modernizing the Financial Crime Risk and Compliance space.

Maculaitis has completed Executive Education in Corporate Governance from Harvard Business School, is an alumnus of UCLA Anderson’s School of Management and holds undergraduate degrees from Walsh University and The University of Akron.

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About MVB Financial Corp.

MVB Financial Corp., the holding company of MVB Bank, Inc., is publicly traded on The Nasdaq Capital Market® under the ticker “MVBF.” Nasdaq is a leading global provider of trading, clearing, exchange technology, listing, information and public company services. Through its subsidiary, MVB Bank, Inc., and the Bank’s subsidiaries, the Company provides financial services to individuals and corporate clients in the Mid-Atlantic region and beyond. For more information about MVB, please visit http://ir.mvbbanking.com.

Forward-Looking Statements

MVB Financial Corp. has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this earnings release that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “could,” “should,”, “would,” “will,” “plans,” “believes,” “estimates,” “expects,” “anticipates,” “intends,” “continues,” or the negative of those terms or similar expressions. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Therefore, undue reliance should not be placed upon any forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity, and credit risk; changes in market interest rates; inability to achieve anticipated synergies and successfully integrate recent mergers and acquisitions; inability to successfully execute business plans, including strategies related to investments in financial technology companies; competition; length and severity of the COVID-19 pandemic and its impact on the Company’s business and financial condition; changes in economic, business, and political conditions; changes in demand for loan products and deposit flow; operational risks and risk management failures; and government regulation and supervision. Additional factors that may cause actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as well as its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by law, the Company disclaims any obligation to update, revise, or correct any forward-looking statements.